                                                                    Exhibit 10.2
                                                                    ------------

                          PINNACLE ENTERTAINMENT, INC.
                       NONQUALIFIED STOCK OPTION AGREEMENT

     THIS STOCK OPTION AGREEMENT (the "Agreement") is made and entered into as of the 10th day of April, 2002 by and between Pinnacle Entertainment, Inc., a Delaware corporation (the "Company"), and Daniel R. Lee ("Optionee").

     A. The Board of Directors of the Company has determined that it is to the advantage and best interest of the Company to grant to Optionee a nonqualified stock option (the "Option") to purchase 515,000 shares of the common stock of the Company (the "Common Stock") in order to more closely align Optionee's interests with those of other stockholders of the Company, and has approved the execution of this Agreement between the Company and Optionee.

     B. The Option granted hereby is not intended to qualify as an "incentive stock option" under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

     NOW, THEREFORE, in consideration of the mutual agreements contained herein, Optionee and the Company hereby agree as follows:

1.       Grant and Terms of Stock Option.
         -------------------------------

     1.1 Grant of Option. The Company hereby grants to Optionee the right and
         ---------------
option to purchase, subject to the terms and conditions set forth in this Agreement, all or any part of an aggregate of 515,000 shares of Common Stock at a purchase price per share equal to $8.45.

     1.2 Vesting and Exercisability. Subject to the other provisions of this
         --------------------------
Agreement, this Option shall vest and become exercisable with respect to 25% of the shares of Common Stock subject to this Option on the first anniversary of the date hereof and, on each subsequent anniversary of the date hereof, shall vest and become exercisable with respect to an additional 25% of the shares subject hereto so that this Option shall be vested and exercisable with respect to 100% of the shares subject hereto on the fourth anniversary of the date hereof. Notwithstanding the foregoing:

          1.2.1 If, before the fourth anniversary of the date hereof, Optionee dies or Optionee's employment with the Company is terminated on account of Optionee's disability under Section 6.1.4 of Optionee's employment agreement with the Company of even date herewith (the "Employment Agreement"), this Option shall vest as of the date of death or disability (in addition to any vesting that previously occurred) with respect to a percentage of the shares subject to this Option determined by multiplying 25% by a fraction, the numerator of which is the number of days from the first day of the year in which such death or disability occurs until the date of such death or disability, and the denominator of which is 365;

          1.2.2 This Option shall vest and become fully exercisable prior to the scheduled dates above if Optionee's employment with the Company pursuant to the Employment Agreement is terminated prior to the expiration of the term thereof by the Company without cause (as such term is used in the Employment Agreement) or by Optionee for good reason pursuant to Section 6.3 of the Employment Agreement; and

          1.2.3 This Option is subject to approval by the shareholders of the Company in the manner and to the degree required under the rules of the New York Stock Exchange. In no event shall any portion of this Option be exercisable before the approval of this Option by the shareholders of the Company in the manner and to the degree required under the rules of the New York Stock Exchange.

     1.3 Term of Option. No portion of this Option may be exercised more than
         --------------
ten years from the date of this Agreement. In the event of termination of Optionee's employment by or cessation of Optionee's services to the Company or any of its subsidiaries for any reason, with or without cause, including as a result of death or disability within the meaning of Section 6.1.4 of the Employment Agreement, the portion of this Option that is not vested and exercisable as of the date of termination or cessation, and that does not become vested by reason of such termination or cessation, shall be immediately cancelled and terminated. In addition, the portion of this Option that is vested and exercisable as of the date of termination of Optionee's employment by or cessation of Optionee's services to the Company or any of its subsidiaries shall terminate and be cancelled on the earlier of (i) the expiration of the ten year period set forth in the first sentence of this Section 1.3, or (ii) 12 months after termination of Optionee's employment or cessation of Optionee's services, regardless of the cause of such termination or cessation; provided, however,
                                                          --------  -------
that if Optionee's employment is terminated by the Company for cause or by Optionee without good reason (in each case within the meaning of the Employment Agreement), such portion of this Option shall terminate and be cancelled on the earlier of (i) the expiration of the ten year period set forth in the first sentence of this Section 1.3, or (ii) 90 days after such termination.

2.       Method of Exercise.
         ------------------

     2.1 Delivery of Notice of Exercise. This Option shall be exercisable by
         ------------------------------
written notice in the form attached hereto as Exhibit A which shall state the election to exercise this Option, the number of shares of Common Stock in respect of which this Option is being exercised, and such other representations and agreements with respect to such shares as may be required by the Company pursuant to the provisions of this Agreement. Such written notice shall be signed by Optionee (or by Optionee's beneficiary or other person entitled to exercise this Option in the event of Optionee's death pursuant to Section 3 hereof) and shall be delivered in person or by certified mail to the Secretary of the Company. The written notice shall be accompanied by payment of the exercise price. This Option shall not be deemed exercised until the Company receives such written notice accompanied by the exercise price and any other applicable terms and conditions of this Agreement are satisfied. This Option may not be exercised for a fraction of a share.

     2.2 Restrictions on Exercise. No shares of Common Stock will be issued
         ------------------------
pursuant to the exercise of this Option unless and until there shall have been full compliance with all applicable requirements of the Securities Act of 1933, as amended (whether by registration or satisfaction of exemption conditions), all applicable listing requirements of any national securities exchange or other market system on which the Common Stock is then listed and all applicable requirements of other laws (including, without limitation, state corporations laws, state securities laws and federal and state tax laws) and of any regulatory bodies having jurisdiction over such issuance. As a condition to the exercise of this Option, the Company may require Optionee to make any representation and warranty to the Company as may be necessary or appropriate, in the judgment of the Board of Directors (or the Compensation Committee thereof (the "Committee")), to comply with any applicable laws.

     2.3 Method of Payment. Payment of the exercise price and, if applicable,
         -----------------
any required withholding taxes (as contemplated by Section 6 hereof) shall be made in full at the time of exercise in cash or by check payable to the order of the Company, or, subject in each case to the advance approval of the Board of Directors (or the Committee) in its sole discretion, by delivery of shares of Common Stock already owned by Optionee, by delivery of a full recourse promissory note made by Optionee in favor of the Company or by any combination of the foregoing. Shares of Common Stock used to satisfy the exercise price of this Option shall be valued at their Fair Market Value (as defined in Section
7.3 hereof) determined on the date of exercise (or if such date is not a business day, as of the close of the business day immediately preceding such date). In addition, the Board of Directors (or the Committee) may impose such other conditions in connection with the delivery of shares of Common Stock in satisfaction of the exercise price as it deems appropriate in its sole discretion, including without limitation a requirement that the shares of Common Stock delivered have been held by Optionee for a specified period of time. Any promissory note delivered pursuant to this Section 2.3 shall have terms and provisions (including, without limitation, those relating to the maturity date, payment schedule and interest rate) as determined by the Board of the Directors (or the Committee) in its sole discretion, shall be secured by the shares acquired and shall comply with all applicable laws (including, without limitation, state and federal margin requirements)

     2.4 No Rights as a Stockholder. Until the stock certificate evidencing
         --------------------------
shares of Common Stock issued upon exercise of this Option is issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder will exist with respect to the shares, notwithstanding the exercise of the Option.

3. Non-Transferability of Option. This Option may not be transferred in any
   -----------------------------
manner otherwise than by will or by the laws of descent or distribution or to a beneficiary designated by written designation, and may be exercised during the lifetime of Optionee only by Optionee. Subject to all of the other terms and conditions of this Agreement, following the death of Optionee, this Option may, to the extent it is vested and exercisable by Optionee in accordance with its terms on the date of death, be exercised by Optionee's beneficiary, estate or other person who acquired the right to exercise this Option by bequest or inheritance. Notwithstanding the first sentence of this Section 3, (i) this Option may be assigned pursuant to a qualified domestic relations order as defined by the Code, and exercised by the spouse of Optionee who obtained such Option pursuant to such qualified domestic relations order, and (ii) this Option may be assigned, in connection with Optionee's estate plan, in whole or in part, during Optionee's lifetime to one or more members of Optionee's immediate family or to a trust established exclusively for one or more of such immediate family members. Rights under the assigned portion may be exercised by the person or persons who acquire a proprietary interest in such Option pursuant to the assignment. The terms applicable to the assigned portion shall be the same as those in effect for the Option immediately before such assignment and shall be set forth in such documents issued to the assignee as the Board of Directors (or the Committee) deems appropriate. For purposes of this Section 3, the term "immediate family" means an individual's spouse, children, stepchildren, grandchildren and parents.

4. Restrictions; Restrictive Legends. Ownership and transfer of shares issued
   ---------------------------------
pursuant to the exercise of this Option will be subject to the provisions of, including ownership and transfer restrictions (including, without limitation, ownership and transfer restrictions imposed by applicable gaming laws) contained in, the Company's Certificate of Incorporation, as amended from time to time, restrictions imposed by applicable laws and restrictions set forth or referenced in legends imprinted on certificates representing such shares.

5. Adjustments Upon Changes in Capitalization, Etc.
   -----------------------------------------------

     5.1 Changes in Capitalization. Subject to any required action by the
         -------------------------
stockholders of the Company, if the outstanding shares of Common Stock are increased, decreased, changed into or exchanged for a different number or kind of shares or securities of the Company or a successor entity, or for other property (including without limitation, cash), through reorganization, recapitalization, reclassification, stock combination, stock dividend, stock split, reverse stock split, spin off or other similar transaction, an appropriate and proportionate adjustment will be made in the maximum number and kind of shares or securities receivable upon exercise of this Option. Any such adjustment will be made without change in the aggregate purchase price applicable to the unexercised portion of this Option but with a corresponding adjustment in the price for each share or other unit of any security covered by this Option. Such adjustment will be made by the Board of Directors (or the Committee), whose determination in that respect will be final, binding, and conclusive.

     5.2 Dissolution or Liquidation. In the event of the proposed dissolution or
         --------------------------
liquidation of the Company, to the extent that this Option had not been previously exercised, it will terminate immediately prior to the consummation of such proposed dissolution or liquidation. In such instance, the Company may, in the exercise of its sole discretion, declare that this Option will terminate as of a date fixed by the Company and give Optionee the right to exercise this Option as to all or any part of the optioned stock, including shares as to which this Option would not otherwise be exercisable.

     5.3 Corporate Transaction. Upon the happening of a "change in control" of
         ---------------------
the Company (within the meaning of the Employment Agreement), the Company may, in its sole discretion, do one or more of the following: (i) shorten the period during which this Option is exercisable (provided that it remains exercisable for at least 30 days after the date notice of such shortening is given to Optionee); (ii) accelerate the vesting of this Option; (iii) arrange to have the surviving or successor entity or any parent entity thereof assume this Option or grant a replacement option with appropriate adjustments in the option prices and adjustments in the number and kind of securities issuable upon exercise or adjustments so that this Option or its replacement represents the right to purchase the shares of stock, securities or other property (including cash) as may be issuable or payable as a result of such transaction with respect to or in exchange for the number of shares of Common Stock purchasable and receivable upon exercise of this Option had such exercise occurred in full prior to such transaction; or
(iv) (A) to the extent this Option is vested (including, if applicable, any acceleration of vesting as contemplated in clause (ii) above), cancel this Option upon payment to Optionee in cash of an amount that is the equivalent of the excess of the Fair Market Value of the Common Stock (at the effective time of the change in control) over the exercise price of this Option, and (B) to the extent this Option is not vested, either cancel this Option upon a cash payment to Optionee in the manner set forth in clause (iv)(A) of this sentence, or arrange for the assumption of this Option in the manner set forth in clause
(iii) of this sentence, in the sole discretion of the Company.

6. Withholding Taxes. The Company will have the right to take whatever steps the
   -----------------
Board of Directors (or the Committee) deems necessary or appropriate to comply with all applicable federal, state, local, and employment tax withholding requirements, and the Company's obligations to deliver shares of Common Stock upon the exercise of this Option will be conditioned upon compliance with all such withholding tax requirements. Without limiting the generality of the foregoing, upon the exercise of this Option, the Company will have the right to withhold taxes from any other compensation or other amounts which it may owe to Optionee, or to require Optionee to pay to the Company the amount of any taxes which the Company may be required to withhold with respect to the shares issued on such exercise. Without limiting the generality of the foregoing, the Board of Directors (or the Committee) in its discretion may authorize Optionee to satisfy all or part of any withholding tax liability by (a) having the Company withhold from the shares of Common Stock which would otherwise be issued on the exercise of an Option that number of shares having a Fair Market Value, as of the date the withholding tax liability arises, equal to or less than the amount of the Company's withholding tax liability, or (b) by delivering to the Company previously-owned and unencumbered shares of the Common Stock having a Fair Market Value, as of the date the withholding tax liability arises, equal to or less than the amount of the Company's withholding tax liability.

7. General.
   -------

     7.1 Governing Law. This Agreement shall be governed by and construed under
         -------------
the laws of the state of Delaware applicable to agreements made and to be performed entirely in Delaware, without regard to the conflicts of law provisions of Delaware or any other jurisdiction.

     7.2 Notices. Any notice required or permitted under this Agreement shall be
         -------
given in writing by express courier or by postage prepaid, United States registered or certified mail, return receipt requested, to the address set forth below or to such other address for a party as that party may designate by 10 days advance written notice to the other parties. Notice shall be effective upon the earlier of receipt or 3 days after the mailing of such notice.

     If to the Company:     Pinnacle Entertainment, Inc.
                            330 N. Brand Blvd., Suite 1100
                            Glendale, California 91203
                            Attention: President


     If to Optionee:        Dan Lee
                            7521 Amigo Road, Suite 200
                            Las Vegas, Nevada 89119
                            Attention: Dan Lee

     7.3  Determination of Fair Market Value. "Fair Market Value" means, as of
          ----------------------------------
any date, the value of Common Stock determined as follows:

           7.3.1 If the Common Stock is listed on any established stock exchange or a national market system, including without limitation, the National Market System of NASDAQ, the Fair Market Value of a share of Common Stock will be the closing sales price for such stock (or the closing bid, if no sales are reported) as quoted on that system or exchange (or the system or exchange with the greatest volume of trading in Common Stock) on the last market trading day prior to the day of determination, as reported in the Wall Street Journal or any other source the Board of Directors (or the
     -------------------
     Committee) considers reliable.

           7.3.2 If the Common Stock is quoted on the NASDAQ System (but not on the NASDAQ National Market System) or is regularly quoted by recognized securities dealers but selling prices are not reported, the Fair Market Value of a share of Common Stock will be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination, as reported in the Wall Street Journal or any
                                                     -------------------
     other source the Board of Directors (or the Committee) considers reliable.

           7.3.3 If the Common Stock is not traded as set forth above, the Fair Market Value will be determined in good faith by the Board of Directors (or the Committee) with reference to the earnings history, book value and prospects of the Company in light of market conditions generally, and any other factors the Board of Directors (or the Committee) considers appropriate, such determination by the Board of Directors (or the Committee) to be final, conclusive and binding.

     7.4  Community Property. Without prejudice to the actual rights of the
          ------------------
spouses as between each other, for all purposes of this Agreement, Optionee shall be treated as agent and attorney-in-fact for that interest held or claimed by his or her spouse with respect to this Option and the parties hereto shall act in all matters as if Optionee was the sole owner of this Option. This appointment is coupled with an interest and is irrevocable.

     7.5  No Employment Rights. Nothing herein contained shall be construed as
          --------------------
an agreement by the Company or any of its subsidiaries, express or implied, to employ Optionee or contract for Optionee's services, to restrict the Company's or such subsidiary's right to discharge Optionee or cease contracting for Optionee's services or to modify, extend or otherwise affect in any manner whatsoever the terms of any employment agreement or contract for services which may exist between Optionee and the Company or any of its subsidiaries.

     7.6  Modifications. This Agreement may be amended, altered or modified only
          -------------
by a writing signed by each of the parties hereto.

     7.7  Application to Other Stock. In the event any capital stock of the
          --------------------------
Company or any other corporation shall be distributed on, with respect to, or in exchange for shares of Common Stock as a stock dividend, stock split, reclassification or recapitalization in connection with any merger or reorganization or otherwise, all restrictions, rights and obligations set forth in this Agreement shall apply with respect to such other capital stock to the same extent as they are, or would have been applicable, to the shares on or with respect to which such other capital stock was distributed.

     7.8  Additional Documents. Each party agrees to execute any and all further
          --------------------
documents and writings, and to perform such other actions, which may be or become reasonably necessary or expedient to be made effective and carry out this Agreement.

     7.9  No Third-Party Benefits. Except as otherwise expressly provided in
          -----------------------
this Agreement, none of the provisions of this Agreement shall be for the benefit of, or enforceable by, any third-party beneficiary.

     7.10 Successors and Assigns. Except as provided herein to the contrary,
          ----------------------
this Agreement shall be binding upon and inure to the benefit of the parties, their respective successors and permitted assigns.

     7.11 No Assignment. Except as otherwise provided in this Agreement,
          -------------
Optionee may not assign any of his rights under this Agreement without the prior written consent of the Company, which consent may be withheld in its sole discretion. The Company shall be permitted to assign its rights or obligations under this Agreement, but no such assignment shall release the Company of any obligations pursuant to this Agreement.

     7.12 Severability. The validity, legality or enforceability of the
          ------------
remainder of this Agreement shall not be affected even if one or more of the provisions of this Agreement shall be held to be invalid, illegal or unenforceable in any respect.

     7.13 Equitable Relief. Optionee acknowledges that, in the event of a
          ----------------
threatened or actual breach of any of the provisions of this Agreement, damages alone will be an inadequate remedy, and such breach will cause the Company great, immediate and irreparable injury and damage. Accordingly, Optionee agrees that the Company shall be entitled to injunctive and other equitable relief, and that such relief shall be in addition to, and not in lieu of, any remedies it may have at law or under this Agreement.

     7.14 Arbitration.
          -----------

          7.14.1 General. Any controversy, dispute, or claim between the parties
                 -------
to this Agreement, including any claim arising out of, in connection with, or in relation to the formation, interpretation, performance or breach of this Agreement shall be settled exclusively by arbitration, before a single arbitrator, in accordance with this Section 7.14 and the then most applicable rules of the American Arbitration Association. Judgment upon any award rendered by the arbitrator may be entered by any state or federal court having jurisdiction thereof. Such arbitration shall be administered by the American Arbitration Association. Arbitration shall be the exclusive remedy for determining any such dispute, regardless of its nature. Notwithstanding the foregoing, either party may in an appropriate matter apply to a court for provisional relief, including a temporary restraining order or a preliminary injunction, on the ground that the award to which the applicant may be entitled in arbitration may be rendered ineffectual without provisional relief. Unless mutually agreed by the parties otherwise, any arbitration shall take place in the City of Los Angeles, California.

          7.14.2  Selection of Arbitrator. In the event the parties are unable
                  -----------------------
to agree upon an arbitrator, the parties shall select a single arbitrator from a list of nine arbitrators drawn by the parties at random from the "Independent" (or "Gold Card") list of retired judges or, at the option of Optionee, from a list of nine persons (which shall be retired judges or corporate or litigation attorneys experienced in stock options and buy-sell agreements) provided by the office of the American Arbitration Association having jurisdiction over Los Angeles, California. If the parties are unable to agree upon an arbitrator from the list so drawn, then the parties shall each strike names alternately from the list, with the first to strike being determined by lot. After each party has used four strikes, the remaining name on the list shall be the arbitrator. If such person is unable to serve for any reason, the parties shall repeat this process until an arbitrator is selected.

          7.14.3  Applicability of Arbitration; Remedial Authority. This
                  ------------------------------------------------
agreement to resolve any disputes by binding arbitration shall extend to claims against any parent, subsidiary or affiliate of each party, and, when acting within such capacity, any officer, director, stockholder, employee or agent of each party, or of any of the above, and shall apply as well to claims arising out of state and federal statutes and local ordinances as well as to claims arising under the common law. In the event of a dispute subject to this paragraph the parties shall be entitled to reasonable discovery subject to the discretion of the arbitrator. The remedial authority of the arbitrator (which shall include the right to grant injunctive or other equitable relief) shall be the same as, but no greater than, would be the remedial power of a court having jurisdiction over the parties and their dispute. The arbitrator shall, upon an appropriate motion, dismiss any claim without an evidentiary hearing if the party bringing the motion establishes that he or it would be entitled to summary judgement if the matter had been pursued in court litigation. In the event of a conflict between the applicable rules of the American Arbitration Association and these procedures, the provisions of these procedures shall govern.

          7.14.4  Fees and Costs. Any filing or administrative fees shall be
                  --------------
borne initially by the party requesting arbitration. The Company shall be responsible for the costs and fees of the arbitration, unless Optionee wishes to contribute (up to 50%) of the costs and fees of the arbitration. Notwithstanding the foregoing, the prevailing party in such arbitration, as determined by the arbitrator, and in any enforcement or other court proceedings, shall be entitled, to the extent permitted by law, to reimbursement from the other party for all of the prevailing party's costs (including but not limited to the arbitrator's c ompensation), expenses, and attorneys' fees.

          7.14.5 Award Final and Binding. The arbitrator shall render an award
                 -----------------------
and written opinion, and the award shall be final and binding upon the parties. If any of the provisions of this paragraph, or of this Agreement, are determined to be unlawful or otherwise unenforceable, in whole or in part, such determination shall not affect the validity of the remainder of this Agreement, and this Agreement shall be reformed to the extent necessary to carry out its provisions to the greatest extent possible and to insure that the resolution of all conflicts between the parties, including those arising out of statutory claims, shall be resolved by neutral, binding arbitration. If a court should find that the arbitration provisions of this Agreement are not absolutely binding, then the parties intend any arbitration decision and award to be fully admissible in evidence in any subsequent action, given great weight by any finder of fact, and treated as determinative to the maximum extent permitted by law.

     7.15 Headings. The section headings in this Agreement are inserted only as
          --------
a matter of convenience, and in no way define, limit, extend or interpret the scope of this Agreement or of any particular section.

     7.16 Number and Gender. Throughout this Agreement, as the context may
          -----------------
require, (a) the masculine gender includes the feminine and the neuter gender includes the masculine and the feminine; (b) the singular tense and number includes the plural, and the plural tense and number includes the singular; (c) the past tense includes the present, and the present tense includes the past;
(d) references to parties, sections, paragraphs and exhibits mean the parties, sections, paragraphs and exhibits of and to this Agreement; and (e) periods of days, weeks or months mean calendar days, weeks or months.

     7.17 Counterparts. This Agreement may be executed simultaneously in two or
          ------------
more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     7.18  Complete Agreement. This Agreement and the Employment Agreement
           ------------------
constitute the total and complete agreement of the parties and supersede all prior and contemporaneous understandings and agreements heretofore made, and there are no other representations, understandings or agreements.



                                    PINNACLE ENTERTAINMENT, INC.


                                    By:/s/ Loren S. Ostrow
                                       -------------------
                                    Its:___________________________________



                                    DANIEL R. LEE


                                    /s/ Daniel R. Lee
                                    -----------------
                                    Name:

                                 SPOUSAL CONSENT

     By his or her signature below, the spouse of Optionee agrees to be bound by all of the terms and conditions of the foregoing Option Agreement.


                                                     OPTIONEE'S SPOUSE


                                                     /s/ Suzanne Lee
                                                     ---------------
                                                     Signature


                                                     Suzanne Lee
                                                     ---------------
                                                     Print Name

                                    EXHIBIT A
                 NOTICE OF EXERCISE OF NONQUALIFIED STOCK OPTION
                 -----------------------------------------------


Pinnacle Entertainment, Inc.
330 N. Brand Blvd., Suite 1100
Glendale, California 91203
Attn: President

Ladies and Gentlemen:

     The undersigned hereby elects to exercise the option indicated below:

Option Grant Date: ____________________
Number of Shares as to which Option is Being Exercised: ____________ Exercise Price Per Share: _________________
Total Exercise Price: $_____________
Method of Payment: ______________

     Enclosed herewith is payment in full of the total exercise price and a copy of the Grant Notice.

     My exact name, current address and social security number for purposes of the stock certificate to be issued and the stockholder list of the Company are:

                  Name:____________________________________

                  Address:_________________________________

                          _________________________________

                  Social Security Number:__________________



                                                  Sincerely,




Dated:_________________                           ______________________________
                                                  (Optionee's Signature)